Exhibit 99.1

INVESTOR PRESENTATION December 7, 2021

DISCLAIMER

This presentation (this "Presentation") and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction.

This Presentation does not constitute either advice or a recommendation regarding any securities. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will American Virtual Cloud Technologies, Inc. ("AVCT") or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. AVCT has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with AVCT or its representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of AVCT or an investment in AVCT. Recipients of this Presentation should each make their own evaluation of AVCT and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Forward-Looking Statements

This Presentation includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, statements regarding AVCT's plans to divest Computex Technology Group and to identify and/or complete suitable acquisitions, and projections of market size and opportunity. These statements are based on various assumptions and on the current expectations of AVCT's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and, must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AVCT. These forward-looking statements are subject to a number of risks and uncertainties, including changes in AVCT's clients' preferences, prospects and the competitive conditions prevailing in the industries in which AVCT operates; AVCT's substantial indebtedness; risks associated with the potential effects of COVID-19 on AVCT's business; risks that the Kandy Communications business will not be integrated successfully; failure to realize anticipated benefits of the combined operations; ability to retain key personnel; the potential impact of consummation of the Kandy Communications acquisition on relationships with third parties, including customers, employees and competitors; conditions in the capital markets; and those factors discussed in AVCT's annual report on Form 10-K filed with the SEC on March 31, 2021, as amended on May 14, 2021, under the heading "Risk Factors," and other documents of AVCT filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that AVCT presently does not know or that AVCT currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect AVCT's expectations, plans or forecasts of future events and views as of the date of this document. AVCT anticipates that subsequent events and developments will cause its assessments to change. However, while AVCT may elect to update these forward-looking statements at some point in the future, AVCT specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing AVCT's assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements

Trademarks

This Presentation contains trademarks, service marks, trade names and copyrights of AVCT and other companies, which are the property of their respective owners.

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April 2020 Pensare completes business combination with Computex, changing the name to AVCtechnologies, Inc. (Nasdaq: AVCT) December 2020 AVCT acquires Kandy Solutions cloud communications platform from Ribbon Communications April 2016 Pensare Acquisition Corporation, a special purpose acquisition company (SPAC) listed on Nasdaq Globally deployed, white - label, carrier grade, cloud - based platform for Unified Communications as a Service (UCaaS), Contact Center as a Service (CCaaS), and Communications Platform as a Service (CPaaS) FORMATION OF AVCT 3

Darrell Mays Thomas King Kevin Keough Chuck Canton Robert Willis Chief Executive Officer Chief Financial Officer President President Kandy Communications Vice Chairman • Founder and CEO, nsoro (sold to MasTec, NYSE: MTZ) • 7 follow - on acquisitions and $11 Bn+ in contractual revenue with AT&T • Managing Partner, Navigation Capital Partners • Former Chief Financial Officer at Tier One Holding Corp & Allied Systems Holdings, Inc. • Former Engagement Partner at Tatum (a Randstad Company) • Former Managing Director, Investcorp North American Private Equity Group • Former Head of portfolio management, Arcapita • Former Partner, McKinsey & Co. • Former Global Vice President of Customer Success and Operations at Vonage Holdings (NYSE:VG) • Former President of Services and Operations at Compass • Managing Partner of Navigation Capital’s SPAC Operations Group • Former President of Pensare Acquisition Corporation (Nasdaq: WRLS) • Former Founder of Gaming VC Holdings, which went public on the London Stock Exchange, and served as Financial Director LEADERSHIP EXECUTIVES AVCT BoD 4

INVESTMENT HIGHLIGHTS Select strategic alliances in numerous verticals including healthcare, entertainment, communication services, education, IoT and security Compelling and expanding margin profile highlighted by notable top - line revenue growth Sizable and increasing TAM for cloud communications is on track to nearly double over the next four years I II III IV V Strong management team with 20+ years of industry and public company experience VI Strong and broad base of existing customers including notable mid and large enterprise accounts and technology leaders Industry leading multi - service cloud communications platform for UCaas , CPaaS and CCaaS services, white - label and API enabled for easy and seamless integration 5

RECENT DEVELOPMENTS CONTINUED GROWTH • Continued growth with current customers and partners highlighted by strategic alliances with large enterprise customers inclu din g AT&T, IBM, and Etisalat • Strong organic and inorganic growth potential STRATEGIC INITIATIVES • Announced plan to divest the Computex business unit and use the proceeds to further deleverage the balance sheet • Creating an end - to - end cloud company with a comprehensive suite of Unified Communications as a Service (UCaaS), Communications Platform as a Service (CPaaS), and a Contact Center as a Service (CCaaS) capabilities • Completed a management transition and strategic realignment bringing a wealth of industry experience to the senior management te am • Robust acquisition pipeline KANDY FINANCIAL HIGHLIGHTS • Continued revenue growth from $14.3 million in 2020 to projections of $18.8 and $37.8 million in 2021 and 2022, respectively • Margin expansion expected to naturally occur as revenue growth leverages the operating platform 2

CCaaS UCaaS With demand for cloud technology increasing, the already sizable TAM for cloud communications is on track to nearly double in size over the next four years Sources: IDC UC and Collaboration 2019 - 2025 May 2021, Juniper CPaaS: Future Market Outlook & Emerging Opportunities 2020 - 2025 Ju ly 2021, Company Estimates, September 2021 THE MARKET CPaaS $58B $100B 7 2025 2021 $42 Billion Increase

VIRTUALIZATION • Economies of Scale • Lower Total Cost of Ownership • Pay for what you use • Agile Innovation UNIQUE POSITIONING AVCT is uniquely positioned to monetize mega trends in the enterprise cloud communications GLOBALIZATION • Extended Geographical Reach • Ubiquitous Experience • Virtual Identity • Gig Economy MOBILIZATION • Work from Anywhere • Network • Any Device • Mobile First 8

KANDY'S INTEGRATED PORTFOLIO OF SERVICES

UCaaS
Unified Communications As a Service
White-Label

- Anywhere/Any device
- Communications & Collaboration
- Cloud PBX
- SIP Trunking, Global PSTN
- Customizable packages
- Reseller ready white-label portal
- WebRTC differentiation: Wrappers, soft clients, WebRTC API

MS Teams DRaaS
Microsoft Teams Direct Routing As a Service
White-Label

- Global PSTN calling using existing enterprise voice plan
- White-glove onboarding with a self-service portal for auto management
- Multi-vendor phone support including non-Teams devices
- Kandy UCaaS/CPaaS integration for advanced features

CCaaS
Contact Center As a Service
White-Label

- Better customer experience
- Omni Channel Communications
- Powerful Chat/Voice AI bots
- Basic to advanced options
  - Kandy Live Support
  - Kandy Call Center
  - Kandy Contact Center

CPaaS
Communications Platform as a Service
White-Label

- API-enables existing network and services
- Digital portal for obtaining & managing carrier services supporting SMB, mid and large enterprise
- Supports marketplace and traditional service sales models
- Turnkey apps
- Integrated CSP billing

Secure Digital Transformation Solutions for Enterprise Communications and Customer Engagement

UC Solutions
Global PSTN

Microsoft Teams
Global PSTN

Contact Center
Solutions

Messaging, Chat, Voice, Video, and 2FA APIs, SDKs

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WHO DO WE COMPETE AGAINST?

AVC technologies

# of Seats

UCaaS (Telephony)

# of Seats	Competitors
1,000+ Large Enterprise	AVAYA, CISCO, UNIFY, Mitel, NEC, Microsoft, KANDY
100 – 1,000 Medium Enterprise	fuze, Star2Star, Mitel, west, Vonage, EVOLVE IP (THE CLOUD STRATEGY COMPANY), KANDY
10 – 99 Small Business	8x8, Dialpad, LogMeIn, Vonage, MegaPath, INTERMEDIA, KANDY, RingCentral
1-9 SoHo	RingCentral, nextiva, Vonage, NetFortris, FONALITY

CCaaS (Contact Center)

# of Seats	Competitors
1,000+ Large Enterprise	AVAYA, Mitel, CISCO, aspect, KANDY
500 – 1,000 Medium Enterprise	KANDY, aspect, Five9, inContact, Serenova
100 – 499 Small Business	8x8, CISCO, Five9, west, Vonage, VOCALCOM, KANDY
1-9 Micro	Mitel, EVOLVE IP, Serenova, Connect First, Amazon Connect, talkdesk

CPaaS (Programmable APIs)

Segment	Competitors
Carrier - Grade	KANDY, NOKIA, telestax
Enterprise - Centric	TeleSign, Vonage, bics, bandwidth, agora.io, west, flowroute, KANDY, infobip, MessageBird, kaleyra, voxbone, twilio
Transactional	amazon webservices, sinch, plivo, twilio, Vonage

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BREADTH OF CAPABILITIES

Target Customers (seats)	AVC technologies (KANDY, COMPUTEX)	UCaaS (Vonage, RingCentral, 8x8)	CCaaS (Five9, NICE inContact)	CPaaS (bandwidth, twilio)	Legacy / On-Prem (AVAYA, Cisco, Mitel)	Carriers / Managed Network / Cable (AT&T, verizon, Spectrum, MASERGY, COMCAST, LUMEN)
Small Business (10-99)	✓ White Label	✓		✓	✓	✓
Medium Enterprise (100-1,000)	✓	✓	✓	✓	✓	✓
Large Enterprise (1,000+)	✓	✓	✓	✓	✓	✓

Capabilities

Capabilities	AVC technologies	UCaaS	CCaaS	CPaaS	Legacy / On-Prem	Carriers / Managed Network / Cable
UCaaS	●	●	○	○	◑	◔
CPaaS	◕	◑	○	●	○	○
CCaaS	◑	◑	●	◑	◔	○
Organically Developed, Cohesive Platform	◕	◑	◕	◕	◑	○
Connectivity / SD-WAN	◑	◔	◔	○	○	●
Global Presence	◕	◑	◑	◔	◑	●
White Label & Partner Portals	◕	◕	◔	◑	◔	◑
White Glove Service	◕	◔	◔	◔	◔	◔
Security Offering	◑	○	○	○	○	◑
Network Management	◑	◔	○	○	○	◑
Advanced NOC	◑	◔	◔	○	◔	◑

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PLATFORM USER (SEAT) GROWTH 12 Explosive Y ear - O ver - Y ear Growth on our Platform ᤯ 505 % Subscriber Growth (68K to 412K+) GROWTH H I G H L I G H TS ᤯ ~ 90 % CAGR from 1Q19 – 1Q21 ᤯ Growth Accelerating ᤯ Accelerating STaaS Growth ( Note: Seat counts exclude approximately 32,000 usage based seats associated with CPaaS as of 12 /1/21 . 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Current

AVCT supports customers’ domestic and international operations: KANDY'S GLOBAL REACH 13 • Geo - redundant global cloud footprint • Carrier - grade elements with high availability design • Deployed in world - class datacenters • 24/7 support Network Operating Center (NOC) • Network & connectivity available (SD - WAN, etc.) • Maintained by Kandy experts with decades of experience managing carrier - grade networks • Global footprint with 10 data centers • Full access to global PSTN (120 Countries) • Redundancy & resiliency built in • Carrier - grade 99.999% reliability PREM IER CLOUD PROVIDERS (Storage / Compute) C ARRIER SUPER NETWORK PROVIDERS (Dial t one)

LARGE, GLOBAL CHANNELS AND ENTERPRISES TRUST KANDY With Kandy’s global reach and white - label services, enterprises can move away from legacy telephony and expensive infrastructure Many of the world's largest carriers and enterprises including AT&T, IBM, and Etisalat have chosen Kandy for their cloud communication needs Secure Digital Transformation Solutions for Enterprise Communications and Customer Engagement Large Enterprise & Vertical Focus Solving complex real - time communications Flexible Global Cloud & Network Footprint Global cloud footprint and PSTN access for flexibility for service providers & enterprise Bridge CPaaS & UCaaS Protect existing investments, preserve quality of service, enterprise - grade SLAs, integrate Microsoft Teams Direct Routing Commercial Benefits Value - based package pricing options, self - serve push - button deployment, monthly subscription, transactional APIs Customer Engagement Boost customer satisfaction and engagement w/ omnichannel, AI Chat, AI IVR and social media AVCT provides enterprise international deployment, staging, monitoring, Tier 1 support, customer onboarding, gateways, phones and hands on assistance 14

CLOUD COMMUNICATION PLATFORM

AVC technologies

Our platform enables real time communication in any app, service, and business process in both B2B and B2C environments

HERE'S HOW:	**COMMUNICATIONS PLATFORM** aka CPaaS | billed per transaction | B2B	**UNIFIED COMMUNICATIONS** aka UCaaS | billed per user | B2C	**CONTACT CENTER** aka CCaaS | billed per user | B2B
WHAT IT IS:	Individual voice, video, messaging, and conferencing **applications** (like widgets) sold as development kits (SDKs) and APIs	A **single platform or hub** to consolidate all enterprise communications in order to streamline interoffice collaboration	An **omni-channel, AI-enabled communication** solution that allows companies to host contact centers in the cloud, rather than on-premise
BEST FOR:	**Developers adding RTC to a digital product** CTOs, Product Developers, Independent Software Vendors (ISVs)	**Companies wanting central communications** CIOs, COOs, CEOs, or System Integrators	**Sales and Customer Service Departments** Outbound Salespeople, Inbound service Reps
EXAMPLES:	Developers at a bank use the messaging API to quickly add a real-time-chat function to their own online banking application	The bank's IT department purchases the UCaaS platform so employees can access phone, video, and more all from one hub	The bank's customer service team can answer calls, route them by issue, and record customer notes– all from home

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PRODUCT SUITE AND VERTICAL MARKETS • Deliver rich multimedia experiences, changing the way people communicate • Improved customer experience • No plugins or software required • Supports private and public cloud options • Enables businesses to leverage their current cloud deployment • Embedding of robust communications services into any business process or application Proprietary API providing the highest scale, open source, multi - tenant, carrier - grade gateways on the market, bolting on to any VoIP PBX/Switch with user - friendly APIs enable developers to embed next gen frictionless communications TEAM COLLABORATION & COMMUNICATION HEALTHCARE SURVEILLANCE ENTERTAINMENT INTERNET OF THINGS ONE - WAY CONVERSATIONAL DEVICES CONNECTED & SELF - DRIVING AUTOMOBILES ONLINE EDUCATION USE CASES 16

SALES STRATEGY CHANNEL: White - Label • Target technology providers, such as Service Providers (SPs), Resellers, Independent Software Vendors (ISVs), and System Integrators (SIs) • Strategic Alliances: Companies looking to co - invest to monetize cloud communication technology e.g., AT&T marketplace and IBM • Partners: Companies looking to white label or resell cloud technologies e.g., Etisalat and AT&T. Significant opportunity to grow revenue with existing partners while identifying new ones DIRECT: Direct to Enterprise • Target enterprises looking to deploy their own cloud technology using APIs/SDKs and/or enable cloud communications to support their business and customer communications and interactions • Organic: Target select vertical markets with high growth potential e.g., government, retail, financial, & healthcare • Inorganic: Make selective acquisitions to expand use of the Kandy platform AVCT is positioned to gain market share as a premier white - label cloud communications provider, checking the CPaaS, CCaaS & UCaaS boxes, while also capitalizing on our direct to enterprise capabilities (e.g. Tier 1 support) to sell through our partners or direct 17

Our Platform Empowers Organizations to Power Our World FORTUNE 50 TECHNOLOGY LEADER • Partner for UCaaS Center of Excellence • Cloud instance to support province of Quebec • Cloud instance to support Hertz Corporation FORTUNE 10 TELECOM PROVIDER • API marketplace: CPaaS funnel growing with F100 accounts • Provider of Microsoft Teams direct routing • Provider of CCaaS click - to - connect IP toll - free enhancements LARGEST PTT IN MIDDLE EAST • Private cloud UCaaS, CCaaS, and CPaaS solutions in highly regulated environment SELECT STRATEGIC ALLIANCES 18

SELECT STRATEGIC ALLIANCES IBM | UCaaS • UCaaS Center of Excellence • Smart Office – desktop & mobile • Contact Center | Auto Attendant | Live Support | AI - IVR IBM Cloud | For Financial Services • UCaaS • Smart Office – desktop & mobile • Contact Center • SIP Trunking • Announced Offering 9/21 19

SELECT STRATEGIC ALLIANCES

AVC technologies

AT&T

AT&T API Marketplace
Real-time communications
Faster. Smarter. Better.



Self Service APIs

- Messaging
- Voice
- Video
- Chat
- 2FA
- Location



Turnkey Apps

- Click-to-Connect
- Virtual Directory
- Click-to-Connect w/ Toll Free*



Developer Community

- Dev-to-Dev Collaboration
- Community Tab
- Developer Tips/Tricks



IPTF Click-to-Connect

- TF Enhancement
- IPTF Click-to-Connect
- C2C/Minute (Amazon)
- AI IVR

Braidio

3rd Party Application On-boarding

- Digital contract/ brand/sell/bill/ Provision
- Developer-to-Market Solutions

Microsoft

Connectivity

- SBCaaS
- Microsoft Teams
- STaaS
- Number Management

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SELECT STRATEGIC ALLIANCES Kandy Call Center Cloud Talk Meeting & Collaboration Third Party Applications Private cloud • UCaaS, CCaaS, CPaaS • APIs, SDKs, WebRTC • Regulatory compliance • Security • Telehealth American Hospital of Dubai • Workstream apps Braidio • Audio & Video • Conferencing • Collaboration • Mobile apps • Inbound voice call center • SIP Phones & Softphones • Supervisor console 21

Auto & Consumer Law & Municipal Communication Services & Connectivity Enterprise Solutions Financial & Technology Education & Healthcare COLLECTIVE PORTFOLIO OF STRONG ENTERPRISE CUSTOMERS AVCT is growing rapidly and has a strong base of existing customers including notable enterprise accounts and technology leaders Kandy services are deployed in more than 13,000 businesses via partners across enterprise verticals of education, healthcare, finance, and retail. Customer deployment ranges from 5 to 150,000 seats. 22

MARQUEE CLOUD CUSTOMERS

AVCT has implemented large deployments for customers who will continue to grow. We anticipate four million seats associated with these embedded clients at full deployment

837K Total Seats*

Advance Auto Parts
- One the largest known enterprise migrations to date
- UCaaS integrated with 3rd party SD-WAN
- Realizing savings in dial tone & datacom costs
- Created zero touch provisioning tools to migrate all the store assets

JPMorgan Chase & Co.
- Created a mediation layer across existing legacy vendors
- Saving $25MM annually in maintenance costs
- Leverages existing IT assets (Cisco, Acano, Digital Assistant, Zoom, Jabra headsets)

etisalat اتصالات
- Largest telecom operator in the Middle-East, 140MM total subs in 16 countries
- Etisalat Found success with Kandy after failed attempts with other reputable vendors
- Private cloud UCaaS solution, CCaaS/CPaaS expected next

City of Los Angeles
- Creating a common, city-wide, collaboration environment for City of Los Angeles staff
- Migrate seats from 45 legacy on-premise PBXs
- LAPD, library, sanitation, building department already migrated

IBM
- Canadian public cloud instance to support the Province of Quebec
- Kandy was the only vendor that met requirements
- All of the Province's telecom services will migrate over a number of years

AT&T
- Launched AT&T API marketplace in early 2020
- Won click-to-connect IP Toll-Free enhancement with CCaaS wrappers (fall 2020 launch)
- Large CPaaS funnel growing with Fortune 100 accounts
- MSFT Teams purchase order signed (8/2020)

Other Select Customers

CHS, Hertz, FORTIVE, fuse2 Communications, HARGRAY, 香港寬頻 Hong Kong Broadband Network, HUNTSMAN, IPC, KONTOOR, MASERGY, NUWAVE Communications, OPTUS yes, timico, UC DAVIS University of California

* - Number of seats reflect expected deployments by year end 2021

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Appendices

MULTI-SERVICE BACKBONE FOR SERVICE PROVIDERS AND ENTERPRISE



Kandy Managed Services
Enterprise
Teams DR, UCaaS & STaaS Portals
API Marketplace
Healthcare
Finance
Retail
Manufacturing
APIs
3rd Party Apps
UCaaS
Live Support
Carrier Services
Voice Video
PSTN
SMS
SBC
SIP Trunk
MSG / RCS
IoT
Billing
Kandy Services (Digital Consumption)
UCaaS
STaaS
PSTN / E.S.
Web RTC
SMS / RCS
AI Chat AI IVR
Edge SBCs
Kandy Apps
Ls
Collab
Va
zoomphone
GENESYS
webex by CISCO
Five9

Telco

- Kandy CPaaS & UCaaS API integration with ppartner (PSTN, messaging, billing, etc.)
- Maximize voice and network revenues
- Simplify management & billing

Kandy Marketplace/CPaaS

- Robust communications APIs
- Provisioning and billing API platform for seamless integration
- Kandy self-service portal and admin management (purchase, MACD, etc.)

Third-Party SaaS/App Vendors

- New channel for ISVs to monetize their apps
- Augment portfolio with partner and Kandy services
- 1st and 3rd party apps

Enterprise

- Manage and consume digitally
- Assign users & admins
- Move, Add, Change or Deletion (MACD)
- Purchases and assign apps and services to employees